UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K/A


CURRENT REPORT PURSUANT TO SECTION 13
OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 3, 2001


Commission file number 0-16820


FIRST DEARBORN INCOME PROPERTIES L.P.
(Exact name of registrant as specified in its charter)


Delaware                                             36-3591517
(State of organization)          (IRS Employer Identification No.)


154 West Hubbard Street, Suite 250, Chicago, IL     60610
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (312) 464-
0100




This Form 8-K/A is being filed to amend the 8-K/A filed on December 14, 2001

Item 4.  Changes in Registrant's Certifying Accountant

The following discussion is provided in response to the Requirements under Item 4 of the instructions to Form 8-K.

Item 304.  Changes In and Disagreements With Accountants on
Accounting and Financial Disclosure

a.(1)(i). For the year ending 12/31/2000, First Dearborn Income Properties LP requested a waiver to the requirement to file audited financial statements in the Company's Form 10-K, due to financial hardship and its inability to pay third party accountants for the audit. On March 13, 2001, the request for waiver was denied by the SEC.

Representatives of the General Partner and Associate General Partner discussed the denial and an affiliate of one of the Associate General Partners agreed to loan First Dearborn Income Properties LP the funds required to complete an audit for the period ending 12/31/2000.

KPMG LLP resigned on or about April 20, 2001.

a.(1)(ii). No, the principal accountant's report for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or qualified or modified as to uncertainty, audit scope, or accounting principles.

a.(1)(iii). B. The decision to change accountants was approved by the board of directors of the General Partner of the issuer, The issuer itself, has no audit committee.

a.(1)(iv). None. There have not been any reportable disagreements with the auditors of record over the most recent two fiscal years or during the period subsequent through the date of engagement of the new certifying accountant.

a.(1)(v).  Not applicable, there were no differences of opinion.

a.(2) On May 3, 2001, Altschuler, Melvoin & Glasser LP was engaged as the new independent accountant for First Dearborn
Income Properties LP for the period ending 12/31/2000.

a.(2)(i). No, during the two most recent fiscal years or during the subsequent period through the date of engagement of the new certifying accountant, the registrant did not consult the newly engaged accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered, and no written report was provided to the registrant or oral advice that the new accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue.

a.(2)(ii)(A)(B)(C). No, the registrant did not consult the newly engaged accountant regarding the subject of a disagreement or a reportable event.

a.(2)(ii)(D). Newly engaged accountant had no comments to this Form 8K filing.

a.(3) Former accountant provided a letter to Commission on July 19, 2001, stating that they confirm that the client - auditor relationship has ended. They provided a subsequent letter on July 20, 2001 stating certain opinions about the content of the initial 8-K filed on this matter. Those issues have been addressed in this amended filing. Further on October 11, 2001, the former accountants provided a letter to the Commission regarding the amended 8-K filing.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	FIRST DEARBORN INCOME PROPERTIES L.P.
	(Registrant)


	By:  FDIP, Inc.
	(Managing General Partner)



January, 15 2001	By:  Robert S. Ross
	                 President
	                (Principal Executive Officer)




January 15, 2001	By:  Bruce H. Block
	                 Vice President
	                (Principal Financial Officer)